UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): March 31, 2007

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Initial Depositor

(Exact name of Registrant as specified in its charter)

Market 2000+ HOLDRS (SM) Trust

[Issuer with respect to the receipts]

DELAWARE (State or other jurisdiction of incorporation)	001-16087 Commission File Number	13-5674085 (I.R.S. Employer Identification No.)

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250 Vesey Street

New York, New York 10281

(Address of principal executive offices and zip code)

(212) 449-1000

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

The merger of Agere Systems Inc. (NYSE ticker “AGR”) and LSI Logic Corporation (NYSE ticker “LSI”) became effective April 2, 2007. As a result LSI Logic Corporation will replace Agere Systems as an underlying security of the Market 2000+ HOLDRS Trust. For each share of Agere Systems Inc. held, shareholders received 2.16 shares of LSI Logic Corporation. For the 0.1101369864 shares of Agere Systems Inc. per 100 shares round lot of Market 2000+ HOLDRS Trust, the Bank of New York will receive 0.23789589062 shares of LSI Logic Corporation.

Effective January 3, 2007, as a result of the merger of BellSouth Corporation (NYSE Ticker: “BLS”) and AT&T Inc. (NYSE Ticker: “T”), two constituents of the Market 2000+ HOLDRS Trust, BellSouth Corporation is no longer be an underlying constituent of the Market 2000+ HOLDRS Trust. For the 5 shares of BellSouth Corporation per 100 shares round lot of Telecom HOLDRS, The Bank of New York received 6.625 shares of AT&T Inc. Effective January 3, 2007, creations and cancellations of Market 2000+ HOLDRS Trust require 11.560304 shares of AT&T Inc.

As a result of the merger of McData Corporation ( NASDAQ Ticker: “MCDTA”) and Brocade Communications Systems Inc. (NASDAQ Ticker: “BRCD”), Brocade Communications Systems Inc. replaced McData Corporation as an underlying constituent of the Market 2000+ HOLDRS Trust. For each share of McData Corporation held, shareholders will receive $0.75 shares of Brocade Communications Systems Inc. For the 0.0736138024 shares of McData Corporation per 100 shares round lot of Internet Architecture HOLDRS, The Bank of New York will receive 0.0552103518 shares of Brocade Communications Systems Inc. Effective January 30, 2007, creations and cancellations of Internet Architecture Trust require 0.0552103518 shares of Brocade Communications Systems Inc.

The quantity of shares of Comcast Corporation (NASDAQ Ticker “CMCSA”) represented by each 100 share round lot of Market 2000+ HOLDRS increased to 2.9115 shares due to a 3 for 2 stock split of Comcast Corporation. Effective February 27, 2007, creations and cancellations of Market 2000+ Trust require 2.9115 shares of Comcast Corporation.

Effective February 27, 2007, St. Paul Travelers Companies (NASDAQ Ticker: “STA”), an underlying constituent of the Market 2000+ HOLDRS Trust, changed its name to The Travelers Companies, Inc. (NYSE Ticker “TRV” / CUSIP 89417E109). Creations and cancellations of Market 2000+ Trust require a deposit of 0.17158726 shares of The Travelers Companies, Inc. per 100 shares round lot of Market 2000+ HOLDRS effective February 28, 2007.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits
99.1	Market 2000+ HOLDRS Trust Prospectus Supplement dated March 31, 2007 to Prospectus dated February 17, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Date: May 14, 2007	By:	/s/ Satyanarayan R. Chada
		Name:	Satyanarayan R. Chada
		Title:	Managing Director

EXHIBIT INDEX

Number and Description of Exhibit

(99.1)	Market 2000+ HOLDRS Trust Prospectus Supplement dated March 31, 2007 to Prospectus dated February 17, 2006.

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